Exhibit 10.1

AMENDMENT NO. 3 TO SENIOR
SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 (this “Amendment), dated as of August 11, 2015, is made with respect to the Senior Secured Revolving Credit Agreement, dated as of May 8, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALCENTRA CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Third Amendment Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“ ‘Amendment No. 3’ means that certain Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of the Amendment No. 3 Effective Date, among the Borrower, the Administrative Agent and the Lenders signatory thereto.”

“ ‘Amendment No. 3 Effective Date’ means August 11, 2015.”

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Alternate Base Rate” in its entirety and replacing it with the following defined term in the appropriate alphabetical order:

“ ‘Alternate Base Rate’ means, for any date, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate for such day plus ½ of 1%, (c) the LIBO Rate for deposits in U.S. dollars for a period of three (3) months plus 1% and (d) zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or such LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate, or such LIBO Rate, as the case may be.”

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Applicable Margin” in its entirety and replacing it with the following defined term in the appropriate alphabetical order:

“ ‘Applicable Margin’ means, (a) with respect to any ABR Loan, 2.25% per annum; and (b) with respect to any Eurocurrency Loan, 3.25% per annum; provided, however, that at any time Obligors’ Net Worth is equal to or greater than $230,000,000 (as evidenced by a true and correct certificate delivered by a Financial Officer of the Borrower pursuant to Section 5.01(c)), “Applicable Margin” shall mean (x) with respect to any ABR Loan, 2.00% per annum; and (y) with respect to any Eurocurrency Loan, 3.00% per annum. Any change in the Applicable Margin shall become effective two (2) Business Days after delivery of such required certificate and shall remain in effect until the next certificate is required to be delivered pursuant to Section 5.01(c). At such time, (1) if the true and correct certificate delivered by such Financial Officer evidences that Obligors’ Net Worth is equal to or greater than $230,000,000, then “Applicable Margin” shall take the meaning set forth in clauses (x) and (y) of this definition, and (2) if the true and correct certificate delivered by such Financial Officer evidences that Obligors’ Net Worth is less than $230,000,000, then “Applicable Margin” shall take the meaning set forth in clauses (a) and (b) of this definition.”

(d) Section 1.01 of the Credit Agreement is hereby amended by deleting the period at the end of the definition of “LIBO Rate” and in lieu thereof, inserting the following phrase:

“; provided further that if the LIBO Rate is less than zero for the relevant Interest Period, such rate shall be deemed to be zero for such Interest Period.”

(e) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Revolver Termination Date” in its entirety and replacing it with the following defined term in the appropriate alphabetical order:

“ ‘Revolver Termination Date’ means the date that is the fourth (4th) anniversary of the Amendment No. 3 Effective Date, unless extended with the consent of each Lender in its sole and absolute discretion.”

(f) Section 2.06(f)(i)(B)(x) of the Credit Agreement is hereby amended by deleting the number “$160,000,000” and in lieu thereof, inserting the number “$250,000,000”.

(g) Section 5.01(c) of the Credit Agreement is hereby amended by (1) deleting the word “and” before clause (v) thereof and (2) adding the following clause (vi) immediately after clause (v) before the semicolon at the end thereof:

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“and (vi) attaching a schedule providing projected interest and principal payments for all debt Portfolio Investments as of such date, regardless of whether such Portfolio Investments are Eligible Portfolio Investments”

(h) Section 5.01(d) of the Credit Agreement is hereby amended by adding the following parenthetical at the end thereof before the semicolon:

“(which Borrowing Base Certificate shall include an Excel schedule containing information substantially similar to the information included on the Excel schedule included in the Borrowing Base Certificate delivered to the Administrative Agent for the period ended on June 30, 2015)”

(i) Section 5.12(b)(ii)(A) of the Credit Agreement is hereby amended by deleting clause (x) in its entirety and replacing it with the following:

“(x) in the case of Bank Loans, (1) the average of the bid prices as determined by two Approved Dealers selected by the Borrower or (2) an Approved Pricing Service making reference to at least two Approved Dealers,”

(j) Section 5.13 of the Credit Agreement is hereby amended by deleting clause (j) in its entirety and replacing it with the following:

“(j) the portion of the Borrowing Base attributable to Eligible Portfolio Investments issued by one or more Portfolio Companies with a trailing twelve month total debt to EBITDA ratio of greater than 5.5 shall not exceed 15% of the Borrowing Base and the Borrowing Base shall be reduced by removing Eligible Portfolio Investments therefrom (but not from the Collateral) to the extent such portion would otherwise exceed 15% of the Borrowing Base;”

(k) Schedule 1.01(d) of the Credit Agreement is hereby amended by deleting clause 8 in its entirety and replacing it with the following in the appropriate numerical order:

“8) Such Portfolio Investment does not represent an investment in any Financing Subsidiary, investment fund, or Structured Finance Obligation or similar off balance sheet financing vehicle, or any joint venture or other Person that is in the principal business of making debt or equity investments in other Persons;”

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which the Borrower and the Subsidiary Guarantors have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

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(b) Corporate Documents. The Administrative Agent shall have received (x) signature and incumbency certificates of the officers of such Person executing the Amendment and the other Loan Documents to which it is a party, (y) resolutions of the board of directors or similar governing body of each Obligor approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Third Amendment Effective Date, certified as of the Third Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, and (z) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, and the authorization of the Amendment and any other legal matters relating to the Obligors, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(c) Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Amendment, such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding the Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.

(d) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or threatened in any court or before any arbitrator or Governmental Authority that relates to the Amendment or that could have a Material Adverse Effect.

(e) Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses related to this Amendment and the Credit Agreement owing on the Third Amendment Effective Date.

(f) Legal Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date) of Sutherland Asbill & Brennan LLP, counsel for the Obligors, in form and substance reasonably acceptable to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(g) Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement, this Amendment or under any Material Indebtedness immediately before and after giving effect to the Amendment.

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(h) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Third Amendment Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantor and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantor enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Third Amendment Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Third Amendment Effective Date.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

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2.8. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantor hereby, as of the Third Amendment Effective Date, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the Subsidiary Guarantor) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

2.9. Release. Each of the Borrower and the Subsidiary Guarantor hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) including, but not limited to, under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith), and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each of the Borrower and the Subsidiary Guarantor (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Third Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document (or any other document entered into in connection therewith), or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any of the Borrower or the Subsidiary Guarantor, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

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2.10. Limited Waiver of Breakage Fees.   Each of the Lenders agrees to waive repayment of the amounts, if any, payable under Section 2.13 of the Credit Agreement solely as a result of, and solely in connection with, any such prepayment on the Amendment No. 3 Effective Date solely as a result of an increase of the Commitments on the Amendment No. 3 Effective Date.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ALCENTRA CAPITAL CORPORATION,
as Borrower

By: /s/ Ellida McMillan

Name: Ellida McMillan

Title: Chief Accounting Officer

ALCENTRA BDC EQUITY HOLDINGS, LLC,
as Subsidiary Guarantor

By: /s/ Paul J. Echausse

Name: Paul J. Echausse

Title: Chief Executive Officer and President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and as a Lender

By: /s/ Patrick Frisch, CFA

Name: Patrick Frisch, CFA

Title: Managing Director

By: /s/ Kunduck Moon

Name: Kunduck Moon

Title: Managing Director

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as Lender

By: /s/ Timothy E. Beebe

Name: Timothy E. Beebe

Title: Vice President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

EVERBANK COMMERCIAL FINANCE, INC., as Lender

By: /s/ Ed McGugan

Name: Ed McGugan

Title: Managing Director

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

ALOSTAR BANK OF COMMERCE, as Lender

By: /s/ Brent Layton

Name: Brent Layton

Title: Vice President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

STIFEL BANK & TRUST, as Lender

By: /s/ Joseph L. Sooter, Jr.

Name: Joseph L. Sooter, Jr.

Title: Senior Vice President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

RAYMOND JAMES BANK, N.A., as Lender

By: /s/ Joseph A. Ciccolini

Name: Joseph A. Ciccolini

Title: Vice President – Senior Corporate Bank

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]